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Scudder Tax Managed Growth Fund

Scudder Tax Managed Small Company Fund

Supplement to Prospectus
Dated July 31, 1998

The following modifies the section entitled "Expense information" of the Funds' prospectus:

Example

Based on the estimated level of total Fund operating expenses listed above, the total expenses relating to a $1,000 investment, assuming a 5% annual return and redemption at the end of each period, are listed below. Investors do not pay these expenses directly; they are paid by each Fund before it distributes its net investment income to shareholders.

                                 One       Three
                                Year       Years
                                ----       -----
Scudder Tax
Managed Growth
Fund...........................  $13         $40

Scudder Tax
Managed Small
Company Fund...................  $15         $47

December 17, 1998